UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2026

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 2, 2026, Astrana Health, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2025. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02 to this Current Report on Form 8-K, including the exhibit, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The Company has scheduled a conference call and webcast at 5:30 a.m. Pacific Time/8:30 a.m. Eastern Time on March 2, 2026 to discuss the Company’s financial results for the quarter and year ended December 31, 2025. In addition to the press release, an earnings presentation will be made available on the Company’s investor relations page at ir.astranahealth.com. A copy of the earnings presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company will be filing a Form 12b-25 with the Securities and Exchange Commission to extend the deadline for its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). The Company anticipates reporting a material weakness in the Company’s internal control over financial reporting, which is expected to relate to, but may not be limited to, the Company’s acquisition and purchase accounting processes. The Company currently expects to file the 2025 Form 10-K within the fifteen-day extension period provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

The information furnished pursuant to this Item 7.01 to this Current Report on Form 8-K, including the exhibit, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 2, 2026, the Company announced that the Board of Directors has increased the maximum aggregate amount of shares of the Company’s common stock that may be purchased under the Company’s existing share repurchase program from $50 million to $100 million. Repurchases may be made through a variety of methods, which could include open market purchases, accelerated share repurchase transactions, negotiated block transactions, 10b5-1 plans, other transactions that may be structured through investment banking institutions or privately negotiated, or a combination of the foregoing. The amount and timing of future repurchases, if any, may vary depending on management’s assessment of the intrinsic value of the Company’s common stock, the market price of the Company’s common stock, general market and economic conditions, available liquidity, compliance with the Company’s debt and other agreements, applicable legal requirements, the level of operating, financing and other investing activities, and other considerations. The repurchase authorization does not have an expiration date.

The Company is not obligated to purchase any shares under the repurchase program, and the program may be suspended, modified, or discontinued at any time without prior notice. During the three months ended December 31, 2025, 633,844 shares were repurchased under the Company’s share repurchase plan. As of December 31, 2025, $35.9 million remained available under the repurchase plan. The Company may determine to continue to make repurchases under the program following the filing of the 2025 Form 10-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, including statements regarding the Company’s expectations regarding the timing of filing its 2025 Form 10-K on or before the prescribed due date (the “extension deadline”), the expected material weakness in internal control over financial reporting, the consistency of the financial statements in the 2025 Form 10-K with the financial information in the earnings release and the completion of matters necessary to permit filing by the extension deadline. Such forward-looking statements are based on assumptions about many important factors that could cause actual results to differ materially from those in the forward-looking statements, including risks identified in the Company’s most recent filing on Form 10-K and other filings with the Securities and Exchange Commission. The Company can provide no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by such forward-looking statements. The Company does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Astrana Health, Inc. Regarding its Financial Results for the Quarter and Year Ended December 31, 2025, dated March 2, 2026.
99.2	Supplemental Data of Astrana Health, Inc., dated March 2, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: March 2, 2026	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President